UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 11, 2011

CINCINNATI BELL INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

In the fourth quarter of 2010, Cincinnati Bell, Inc. (the “Company”) realigned its reportable business segments to be consistent with the Company’s new business strategy of becoming the preferred global data center colocation provider to the Fortune 1000. The resultant changes in management reporting will provide investors with more transparency regarding the size and success of the business. The changes to the Company’s organization and management reporting have been made primarily as a result of the June 2010 acquisition of Cyrus Networks, LLC and will enable the Company to accelerate its growth in this industry. The segment formerly known as the Technology Solutions segment was separated into the Data Center Colocation segment and the IT Services and Hardware segment. The Company operates in four segments: Wireline, Wireless, Data Center Colocation, and IT Services and Hardware. Prior year quarterly amounts have been reclassified to conform to the current segment reporting.

The components of Wireline revenue were revised in the fourth quarter 2010 to reclassify Fioptics revenue from Wireline “Other” to more descriptive Wireline revenue captions, with no impact on total Wireline revenue. All financial information presented has been revised for the revenue classification change.

This report contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA1). This is a non-GAAP financial measure used by Company management when evaluating results of operations. Management believes this measure also provides users of the financial statements with additional and useful comparisons of current results of operations with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA to comparable GAAP financial measures are included herein.

The historical annual and interim results for 2010 and 2009, reflecting the new segment reporting and Wireline revenue reclassifications, are attached as Exhibit 99.1. These changes and reclassifications had no effect on the Company’s reported revenue or net income. The information contained in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

[1]

Adjusted EBITDA proves a useful measure of operational performance. The Company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, asset impairments and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Form 8-K	Cincinnati Bell Inc.

Item 9.01		Financial Statements and Exhibits.

(d	)	Exhibits

		Exhibit 99.1	Revised quarterly segment reporting for 2010 and 2009

Form 8-K	Cincinnati Bell Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

Date: March 11, 2011

Form 8-K	Cincinnati Bell Inc.

Exhibit Index

Exhibit No.	Exhibit
99.1	Revised quarterly segment reporting for 2010 and 2009

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